Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Unilever PLC, a corporation organized under the laws of Great Britain (the “Company”) for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 24 March 2005

/s/ Patrick Jean-Pierre Cescau
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Patrick Jean-Pierre Cescau
Chairman, and Joint Chief Executive

Dated 24 March 2005

/s/ Antony Burgmans
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Antony Burgmans
Vice-Chairman, and Joint Chief Executive

Dated 24 March 2005

/s/ Rudolph Harold Peter Markham
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Rudolph Harold Peter Markham
Financial Director/Chief Financial Officer